UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Cook & Bynum Funds Trust

(Name of Registrant as Specified In Its Charter)

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March 10, 2014

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

To the Shareholders of
The Cook & Bynum Fund

The Special Meeting of the shareholders (the “Meeting”) of The Cook & Bynum Fund (the “Fund”), a series of Cook & Bynum Funds Trust (the “Trust”), a Delaware statutory trust, will be held at the principal office of the Trust at 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209, on April 22, 2014, at 10:00 a.m., Central Standard Time, for the following purposes:

1.
To re-elect each of the current three (3) Trustees and to elect one (1) new Trustee to serve on the Board of Trustees of the Trust indefinitely or until such time as their successors are elected and qualified; and

2.	To transact such other business as may properly come before the Meeting.

 The Board of Trustees has fixed the close of business on February 20, 2014, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The transfer books of the Fund will not be closed.

This proxy is solicited by the Board of Trustees to be voted at the Meeting or any adjournment thereto.  The cost of the proxy solicitations will be paid by the Fund.   Additional solicitation may be made by mail, personal interview, or telephone by Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, at the expense of the Fund.  This proxy statement and form of proxy card are first being mailed to shareholders on or around March 10, 2014.

After careful consideration, the Board of Trustees of the Trust (the “Board”) recommends that you vote “FOR” the election of each of the nominees presented.

Detailed information about the proposal is contained in the enclosed materials.  Your vote is very important to us regardless of the number of shares you own.  Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly.  It is important that your vote be received by no later than the time of the Meeting on April 22, 2014.  Voting is quick and easy.  Everything you will require is enclosed.  To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail, you may vote by either telephone or via the Internet, as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the instructions.	(3) Enter the control number set forth on the Proxy Card and follow the instructions.

Please note that you may receive more than one set of proxy materials if you hold shares in more than one account.  Please be sure to vote each account by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please feel free to contact the Fund at 1-877-839-COBY (2629).

All valid proxies obtained will be voted in favor of the election of trustees unless specified to the contrary.  Each shareholder has the power to revoke his or her proxy at any time prior to the voting thereof by sending a letter to the Fund’s office or by executing a new proxy.  The execution and delivery of a proxy will not affect your right to vote in person if you attend the Meeting.  At the beginning of the Meeting, all shareholders in attendance will be given an opportunity to revoke their proxies and to vote personally on each matter described herein.

The Annual Report for the year ended September 30, 2013, and the most recent Semi-Annual report of the Fund for the period ended March 31, 2013, has been mailed previously to shareholders.  Any shareholder who desires additional copies may obtain them from the Fund’s website at www.cookandbynum.com/cobyx under “Reports & Filings” or upon request at the office of the Trust, 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209; phone number: 1-877-839-COBY (2629).  You may also call for information on how to obtain directions to attend the Meeting and vote in person.

By Order of the Board of Trustees,

Richard P. Cook
President
Cook & Bynum Funds Trust

COOK & BYNUM FUNDS TRUST

820 Shades Creek Parkway
Suite 2450
Birmingham, AL 35209

PROXY STATEMENT

FOR THE MEETING OF SHAREHOLDERS
TO BE HELD ON April 22, 2014

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Cook & Bynum Funds Trust (the “Trust”), on behalf of its series, The Cook & Bynum Fund (the “Fund”) to be voted at the Special Meeting of Shareholders (the “Meeting”) to be held on April 22, 2014, at the principal offices of the Trust located at 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209, at 10:00 a.m., Central Standard Time, for the purposes set forth below and as described in greater detail in this Proxy Statement.

You are entitled to vote at the Meeting and at any adjournment(s) if you owned shares of the Fund at the close of business on February 20, 2014 (the “Record Date”).  The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about March 10, 2014.

The Board is soliciting proxies from shareholders of the Fund with respect to the following proposals:

1.
To re-elect elect each of the current three (3) Trustees and to elect one (1) new Trustee to serve on the Board of Trustees of the Trust indefinitely, or until such time as their successors are elected and qualified; and

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting.  Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders.  If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal.  To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Fund a subsequently dated Proxy Card; (2) deliver to the Fund a written notice of revocation; or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

A copy of the Fund’s most recent Annual and Semi-Annual Reports are available on the Internet at http://www.cookandbynum.com/fund-information/reports-filings/ ; upon request at the office of the Trust, 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209; or by telephone at 1-877-839-COBY (2629).  The Fund will furnish, without charge, a copy of the Annual Report for the fiscal year ended September 30, 2013, and the Semi-Annual report for the six months ended March 31, 2013, to any Fund shareholder upon request.  You may also call for information on how to obtain directions to attend the Meeting and vote in person.

The Trust is a Delaware statutory trust organized on March 18, 2009 and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end, non-diversified investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).

PROPOSAL 1

ELECTION OF TRUSTEES

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 1?

The purpose of this proposal (the “Proposal”) is to re-elect three (3) existing members and to elect one (1) new member to serve on the Trust’s Board of Trustees (the “Board”).  In accordance with the Trust’s  Agreement and Declaration of Trust and By-Laws, the Board set the size of the Board at not fewer than three (3) and no more than twenty-five (25). The Trust’s By-Laws provide for the election of  trustees who will serve indefinitely or until such time as his/her successor is elected.

The Board recommends that you vote in favor of the election of the nominees, all of whom have consented to serve the term for which they are standing for election.  If for any reason any of the nominees shall become unavailable for election, the vacancy may be filled by the Board of Trustees in accordance with the By-Laws, and the proxy will be voted for nominees selected by the Board, unless the Board of Trustees determines not to fill such vacancy.

The Board is currently comprised of two (2) trustees who are not "interested" persons of the Trust as defined in Section 2(a)(19) of the 1940 (“Independent Trustees”) – Charles H. Ogburn and Bruce F. Rogers; and one (1) trustee who is considered to be an interested person of the Trust (“Interested Trustee”) – J. Dowe Bynum.  Mr. Rogers and Mr. Bynum were previously elected to serve as Trustees by the initial shareholder of the Fund.  Mr. Ogburn was appointed to serve as Trustee by the Board. Each Trustee is now being nominated for election by the shareholders of the Fund to continue to serve as a Trustee of the Board.  In addition, one (1) new nominee for Trustee, Donald P. Carson, is being proposed at this Meeting (“New Trustee Nominee”). Mr. Carson would be an Independent Trustee. The Nominating Committee has approved the nomination of each of Messrs. Bynum, Rogers, Ogburn and Carson for election as Trustees.

Section 16(a) of the 1940 Act requires that two-thirds of the members of a board of trustees of a mutual fund must have been elected by shareholders.  The current Board is in compliance with this requirement.  In order to continue to comply with the requirements of the 1940 Act, the Board is requesting that shareholders of the Fund vote for all nominees.

WHO ARE THE NOMINEES TO THE BOARD?

The determination of an interested person is based on the definition in Section 2(a)(19) of the 1940 Act and SEC Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).  Interested persons include a trustee or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment Adviser, Cook & Bynum Capital Management, LLC (the “Adviser” or “CBCM”). Those individuals who are not “interested persons” are disinterested persons, or “Independent Trustees,” for this disclosure.

The following table is a list of all current Trustees of the Fund standing for re-election (the “Current Trustee Nominees”) and the New Trustee Nominee, their age, business address and principal occupation during the past five years, any affiliation with the Fund’s Adviser, the length of service to the Fund, and the names of any entities other than the Fund where they hold a position as a trustee or director.

Current Non-Interested/Independent Trustee Nominees(1)

Trustee Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee During the past 5 Years
Independent Trustees^
Charles H. Ogburn Year of Birth: 1955	Trustee	Mr. Ogburn has served as a Trustee of the Trust since May 2010.	Mr. Ogburn has been Non-Executive Chairman of the Board of Crawford & Company (an insurance claims management company) since January 1, 2010. From 2001 to 2010, he was Executive Director at the international investment firm Arcapita Inc. Before joining Arcapita, Mr. Ogburn spent more than 15 years at the investment banking firm The Robinson-Humphrey Company Inc.	1	Non-Executive Chairman, Crawford & Company. Director, Caribou Coffee Company.

Bruce F. Rogers Year of Birth: 1958	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP since January 1990.	1	None

Current Interested Trustee Nominees

Trustee Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee During the past 5 Years
Interested Trustees and Officers
J. Dowe Bynum* Year of Birth: 1978	Trustee, Vice President, Secretary	Mr. Bynum has served as a Trustee of the Trust since March 2009.	Mr. Bynum has been a Principal of and Portfolio Manager for CBCM since 2006. From August 2001 to December 2006, Mr. Bynum managed individual accounts at Cook & Bynum Capital Mgt., LLC, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.	1	None

+ Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.

* Mr. Bynum is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.

^ Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

** Each Trustee serves for an indefinite term. Each Officer serves for an annual term and until his or her successor is elected and qualified.

New Non-Interested/Independent Trustee Nominees

Trustee Name, Age & Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trusteeships Held by Trustee During the past 5 Years
Donald P. Carson Year of Birth: 1949	Trustee	N/A	Mr. Carson as been the Principal at each of Ansley Securities LLC (broker-dealer) and Don Carson Associates, LLC (a financial advisory services firm) since May 2013. Prior to that, Mr. Carson served as President, RFA Management Company LLC from September 2003 to April 2013.	1	None

Board Leadership Structure and Risk Oversight

The Board is currently comprised of one Interested Trustee and two Independent Trustees.  Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees meet in executive session, at least quarterly. The Trust’s Agreement and Declaration of Trust and By-Laws designate the responsibilities of the Trustees. The Board’s role is one of oversight rather than day-to-day management of the Fund.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s and the Adviser’s Chief Compliance Officer (“CCO”) at quarterly meetings and on an ad hoc basis, when and if necessary.  The Trust believes that the full Board provides effective leadership that is in the best interests of the Fund and each shareholder.

Both the Audit Committee and the Nominating Committee are currently comprised of the two Independent Trustees. The Audit Committee considers financial and reporting risk within its areas of responsibility. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The Adviser reports to the Board on a regular and as-needed basis, on actual and possible risks affecting the Fund.  The Adviser reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance, as well as any overall business risks that could impact the Fund.

The Board has appointed the CCO, who reports directly to the Board and who participates in its regular meetings.  In addition, the CCO presents an annual report to the Board in accordance with the Trust’s compliance policies and procedures.  The CCO, together with the Trust’s President, Treasurer, and Secretary, regularly discusses risk issues affecting the Fund during Board meetings.  The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board reviews its leadership structure regularly.  The Board believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the Adviser, and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest that may impact the Fund.  The Board believes that the orderly and efficient flow of information and the ability of the Board to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations are important given the characteristics and circumstances of the Trust.  For these reasons, the Board of believes that its leadership structure is appropriate.

Trustee Nominee Qualifications

The Trust believes that each Trustee Nominee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills.  The following is a brief discussion of the experience, qualifications, attributes, and/or skills that led to the Nominating Committee’s and Board’s conclusion that the individuals identified below are qualified to serve as trustees of the Trust:

Current Trustee Nominees

Mr. Bynum has over 13 years of experience in investment management and possesses an understanding of the regulatory framework under which investment companies must operate.  Mr. Ogburn has over 26 years of experience in the investment management and investment banking industries and possesses an understanding of the regulatory framework under which investment companies must operate.  Mr. Rogers has practiced law for over 30 years and also possesses an understanding of the regulatory framework under which investment companies must operate.

New Trustee Nominees

Mr. Carson has 25 years of banking and investment banking, investment management, real estate management, and tax and estate planning experience.  Mr. Carson also currently serves as the principal of a registered broker-dealer firm.  Through this experience, Mr. Carson possesses an understanding of the regulatory framework under which investment companies must operate.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. The Nominating Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contribute to good governance for the Trust. The Nominating Committee has not developed a formal policy with regards to the diversity of Board membership, but believes each Trustee Nominee brings a diverse perspective to the Board. The Board has concluded, based on each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustee Nominees, that each Trustee Nominee is qualified to serve on the Board. The Board believes that each Trustee Nominee’s ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of the individual Trustees makes them each qualified.

Committees

The Fund’s Audit Committee for the fiscal year ended September 30, 2013 consisted of Messrs. Ogburn (Chair) and Rogers.  The members of the Audit Committee are not “interested persons” of the Fund (as defined in the 1940 Act).  The primary responsibilities of the Fund’s Audit Committee are to (a) oversee the Fund’s accounting and financial reporting policies and practices and its internal controls; (b) oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) act as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee has adopted a charter to govern such activities. The Audit Committee held four meetings during the fiscal year ended September 30, 2013.

As noted above, the Fund also has a Nominating Committee, consisting of Messrs. Ogburn and Rogers (Chair), each of whom is not an “interested person” of the Fund.  The primary responsibilities of the Nominating Committee are to recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee will not consider nominees recommended by security holders. The Nominating Committee held one meeting during the fiscal year ended September 30, 2013.  The Nominating Committee Charter is attached to this proxy as Appendix A.

Trustee Share Ownership

As of December 31, 2013, the nominee and executive officers of the Fund owned individually and collectively as a group 1.5% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each current trustee and trustee nominee as of December 31, 2013:

NAME OF TRUSTEE	DOLLAR RANGE OF FUND SHARES HELD IN THE FUND*	AGGREGATE DOLLAR RANGE IN ALL REGISTERED FUNDS OVERSEEN BY TRUSTEE IN COOK & BYNUM FAMILY OF INVESTMENT COMPANIES
J. Dowe Bynum	$500,001 - $1,000,000	$500,001 - $1,000,000
Charles H. Ogburn	$100,001 - $500,000	$100,001 - $500,000
Bruce F. Rogers	$100,001 - $500,000	$100,001 - $500,000
Donald P. Carson	$100,001 - $500,000	$100,001 - $500,000

Trustee Interest in Adviser or Affiliates

As of December 31, 2013, neither the Trustee nor Trustee Nominees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Adviser or any affiliate of the Adviser.  Additionally, as of December 31, 2013, neither the Trustee nor Trustee Nominees, who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of their affiliates and have not had such an interest during the past five years and are not currently proposed.

Trustee Interest in Any Material Transactions with Adviser or Affiliates

During the two most recently completed calendar years, neither the Trustee nor Trustee Nominees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser were a party.

Additional Officers of the Trust

The Fund’s officers, who are chosen by and accountable to the Board, handle the day-to-day operation of the Fund.

The following table is a list of the officers of the Fund, their age, business address and principal occupation during the past five years, length of service to the Fund, and the names of any entities other than the Fund where they hold a position as a trustee or director.

Name, Age and Address+	Position(s) Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years
Richard P. Cook Year of Birth: 1978	President	Mr. Cook has served as President of the Trust since March 2009.
Mr. Cook has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC since 2006.  From August 2001 to December 2006, Mr. Cook managed individual accounts at Cook & Bynum Capital Mgt., LLC in Birmingham, Alabama which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.

David A. Hobbs Year of Birth: 1977	Vice President	Mr. Hobbs has served as a Vice President of the Trust since January 2011.	Since May 2010, Mr. Hobbs has served as a Principal and President of CBCM. From June 2003 to May 2010 he was a Principal of Founders Investment Banking, LLC.
Jason F. Hadler Year of Birth: 1975 c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Treasurer	Mr. Hadler has served as Treasurer of the Trust since May 2012.	Mr. Hadler joined USBFS in 2003 and is currently a Senior Vice President.
Ashley A. Morris Year of Birth: 1975	Vice President, Chief Compliance Officer, and Assistant Secretary	Ms. Morris has served as Vice President and Assistant Secretary of the Trust since May 2009. Ms. Morris has served as Chief Compliance Officer of the Trust since May 2012.	Ms. Morris joined CBCM in 2009 and is currently Director of Fund Operations for CBCM as well as CCO of both the Fund and CBCM.

+ Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.

Trustee and Officer Compensation

During the fiscal year ended September 30, 2013, each Independent Trustee of the Fund received an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO TRUSTEE
J. Dowe Bynum	$0	$0	$0	$0
Charles H. Ogburn*^	$7,500	$0	$0	$7,500
Bruce F. Rogers*	$5,000	$0	$0	$5,000
Donald P. Carson**	N/A	N/A	N/A	N/A

* Directors who are not “interested persons” of the Trust as defined under the 1940 Act.
** Nominee for Trustee.
^ Designated Chairman of the Audit Committee

Meetings

During the fiscal year ended September 30, 2013, the Board held four meetings, the Nominating Committee held one meeting and the Audit Committee held four meetings.  Members of the various committees are listed above in this Proxy Statement.  All Fund Trustees had an individual attendance record of at least 75% at all meetings of the Board and all meetings of committees of which they are members (on a combined basis).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Adviser

Cook & Bynum Capital Management, LLC, 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209, provides investment advice to the Fund.  The Investment Adviser is a Delaware limited liability company and is registered with the SEC as an investment adviser.

Distributor

Pursuant to a distribution agreement, BHIL Distributors, Inc.  (the “Distributor”), serves as the Fund’s distributor.  The principal offices of the Distributor are located at 4041 N. High Street, Suite 402, Columbus, OH 43214.

Administrator

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”), with principal offices at 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator and fund accountant to the Fund. As administrator, USBFS has agreed to: compile data for and prepare notices and semi-annual reports to the SEC; calculate the Fund’s daily NAV; prepare any reports that are required by the securities, investment, tax, or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

Custodian

U.S. Bank N.A., 777 East Wisconsin Ave., Milwaukee, WI 53202, acts as custodian for the Fund.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, was engaged as the independent registered public accounting firm for the Fund for the fiscal year ended September 30, 2013. Representatives of Cohen will not be present at the Meeting.

Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Fund’s Independent Registered Public Accountants for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
September 30, 2013	$13,500
September 30, 2012	$14,765

Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Fund’s Independent Registered Public Accounting Firm that were reasonably related to the performance of the annual audit of the Fund were as follows:

Fiscal Year Ended	Audit-Related Fees
September 30, 2013	$0
September 30, 2012	$0

Tax Fees.  The aggregate fees billed to the Fund in the Reporting Periods for professional services rendered by the Fund’s Independent Registered Public Accounting Firm for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
September 30, 2013	$3,000
September 30, 2012	$2,500

All Other Fees.  There were no other fees billed in the reporting periods for products and services provided by the Fund’s Independent Registered Public Accountants to the Fund, or services provided to service affiliates other than the services reported above.

Pre-Approval of Certain Services.  The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Fund, including services provided to any entity affiliated with the Fund.  All of the principal accountant’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Non-Audit Fees Paid by the Adviser and Its Affiliates.  Neither the Adviser nor any of its affiliates paid any non-audit fees for services rendered by the Fund’s Independent Registered Public Accountants to the Fund or to the Adviser (and any other controlling entity, etc.– not to any sub-adviser) for the fiscal years ending September 30, 2012 and September 30, 2013.

Other Business

The Board does not intend to present any other business at the meeting.  If, however, any other matters are properly brought before the meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with their judgment.

Unless otherwise required by the 1940 Act or SEC rules and regulations, the Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings.  Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Cost and Solicitation of Proxies

Proxies will be solicited by the Fund primarily by mail.  The costs of the proxy solicitation process, which are estimated to be $5,304, will be paid by the Fund.  Additional solicitation may be made by mail, personal interview, or telephone by Broadridge Financial Solutions, Inc., a proxy solicitation firm, and will be considered an expense of the Fund.  Although it is not anticipated, the solicitation may also include telephone, e-mail, or other personal contact by certain officers or employees of the Fund or the Adviser, none of whom will be paid for these services.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate Proxy Cards.  If you would like to receive a separate copy of the Proxy Statement or Annual or Semi-Annual Reports to shareholders, please call 1-877-839-COBY (2629) or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-877-839-COBY (2629) or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Voting Procedures

Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.  There is no cumulative voting.  You may vote part of your shares in favor of the Proposal and abstain from voting the remaining part, or vote the remaining part against the Proposal.  However, if you do not specify the number of shares you are voting affirmatively (i.e., for the Proposal), it will be presumed that the approving vote is with respect to all your shares.

You can vote by mail, on the Internet in accordance with the instructions on the enclosed Proxy Card, by phone by calling 1-800-690-6903 or in person at the Meeting.

You may revoke your proxy at any time before it is exercised by sending a written revocation to the Trust, by properly executing and delivering a later-dated proxy, or by attending the meeting and voting in person.  Attendance at the meeting alone, however, will not revoke the proxy.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions).  Abstentions and broker non-votes will be treated as votes present for purposes of determining a quorum, but will not be treated as votes cast.  Abstentions and broker non-votes will, therefore, have the same effect as a vote “against” the Proposal.

  The qualified nominees receiving the highest number of votes cast by the shareholders entitled to vote at the Meeting at which quorum is present, up to the highest number of Trustees to be elected, shall be elected.  This means that the four (4) Trustee Nominees with the most votes will be elected as Trustees.

Quorum Requirement

In order to transact business at the Meeting, a quorum must be present.  Under the Trust’s By-Laws, a quorum is present if the holders of at least thirty-three and one third percent (33 1/3%) of the shares outstanding and entitled to vote as of the Record Date are represented at the Meeting either in person or by proxy.  Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Adjournment

If a quorum is not present, the Meeting may be adjourned to a later date by a majority of the votes cast by those shareholders present in person or by proxy, or by the chairman of the Meeting to permit further solicitation of proxies with respect to the Proposal. Notice of any such adjournment is not required unless a new Record Date is set or the date of the new Meeting is more than one hundred and eighty (180) days from the Record Date set for the original Meeting

Outstanding Shares

The number of shares of the Fund issued and outstanding on the Record Date was 9,053,511.

Fund Shares Owned by Certain Beneficial Owners

As of December 31, 2013, the following shareholders owned 5% or more of the outstanding shares of the Fund as listed below:

Name	Percentage Interest	Type of Ownership
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	65.94%	Record

National Financial Services LLC 200 Liberty St. New York, Y 10281-1003	24.83%	Record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Shareholder Communication with Board Members

Shareholders may, at any time, communicate in writing with any particular Trustee or Trustees as a group who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act, by sending such written communications to the Fund at 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209. Copies of written communications received at such address will be provided to the relevant Trustee or Trustees as a group unless such communications are considered, in the reasonable judgment of the Fund, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, solicitations or communications that do not relate directly or indirectly to the Fund or communications that relate to improper or irrelevant topics.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

By Order of the Board of Trustees,

J. Dowe Bynum
Secretary, Vice President & Trustee

APPENDIX A

Nominating Committee Charter

Nominating Committee Membership

The Nominating Committee (“Committee”) of the Cook & Bynum Funds Trust (the “Trust”) shall be composed entirely of Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”) and will be comprised of one or more of such Independent Trustees.  The officers of Cook & Bynum Capital Management, LLC (“Adviser”), although not members of the committee, may nonetheless be candidates for the Board of Trustees of the Trust (“Board”).

Board Nominations and Functions

1.
The Committee shall make nominations for Independent Trustee membership on the Board.  The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Adviser and other principal service providers.  The Committee shall give recommendations provided by the Adviser the same consideration as any other candidate.  Persons selected must not be an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Adviser or the other principal service providers.  In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

Independence of Counsel to the Independent Trustees

1.
The Committee shall consider and review, at least annually, the independence of outside counsel, if any, to the Independent Trustees of the Trust and the basis of the determination must be included in the minutes of the appropriate meeting of the Board.

Other Powers and Responsibilities

1.	Periodically review Board governance procedures and recommend any appropriate changes to the full Board of Trustees.

2.	The Committee shall normally meet annually and is empowered to hold special meetings as circumstances require.

3.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted May 19, 2009

1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M68151-S16268	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. Election of Trustees	□	□	□
Nominees:
01) J. Dowe Bynum 02) Charles H. Ogburn 03) Bruce F. Rogers 04) Donald P. Carson

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M68152-S16268

COOK & BYNUM FUNDS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Cook & Bynum Funds Trust hereby appoints Ashley A. Morris, the proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on February 20, 2014 at a Special Meeting of Shareholders to be held at the office of the Trust at 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209 on April 22, 2014 at 10:00 a.m., Central Standard Time. At any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustee's recommendations.

PLEASE SIGN AND DATE ON THE REVERSE SIDE